EXHIBIT 10.13

Publication N F MARCH 2001

GOVERNMENT OF THE

ARAB REPUBLIC OF

EGYPT

MINISTRY OF DEFENSE

ARMAMENT AUTHORITY

NF

CONTRACT

FOR

SUPPLY OF EQUIPMENT

CONTRACT No.: CAIRO/N/AM/Technical Communications Corp./2014/19

PUBLICATION N F S E MARCH 01

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

TABLE OF CONTENTS

ARTICLES

I.	OBJECT AND STRUCTURE OF THE CONTRACT	5

II.	PRICE	5

III.	TAXES AND DUTIES	6

IV.	GUARANTEE DEPOSITS	6

V.	DELIVERY TERMS:	7

VI.	PAYMENT	7

VII.	TRANSFER OF CONTRACT	7

VIII.	QUALITY CONTROL, INSPECTION, TESTS AND ACCEPTANCE	8

IX.	PACKAGING AND DELIVERY	10

X.	TRAINING AND TECHNICAL ASSISTANCE	11

XI.	DELAY IN PERFORMANCE AND PENALTY FOR DELAY	11

XII.	FORCE MAJEURE	11

XIII.	TERMINATION OF THE CONTRACT.	12

XIV.	WARRANTY	13

XV.	NEW MATERIAL:	13

XVI.	ORIGIN OF EQUIPMENT	13

XVII.	CONTRACT CHANGES	13

XVIII.	EXPORT LICENSE	13

XIX.	DISPUTES AND ARBITRATION	14

XX.	LANGUAGE	15

XXI.	SECURITY	15

XXII.	EFFECTIVE DATE	16

XXIII.	DOMICILE AND NOTICES	16

XXIV.	CONTENTS OF THE CONTRACT AND ORDER OF PRECEDENCE	17

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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APPENDICES

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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COMPLETE AGREEMENT

This contract is signed on      /      / 2014     , between :

The Armament Authority [representing the Ministry of defense of the Government of the Arab Republic of Egypt] as represented by…Brigadier Ahmed Kamal El Dinn Ibrahim…………, hereinafter referred to as GoE or Buyer, on the first part, AND:

Represented by: Mohamed Hany Aly Fahmy ElShamy By virtue of the Power of Attorney issued on May 29, 2014 By: Consulate General of the Arab Republic of Egypt hereinafter referred to as the Supplier, The Contractor , or the Seller, on the other part.

The two parties, hereinafter, shall be collectively referred to as the parties.

AND IN CONSIDERATION OF THE MUTUAL PROMISES AND AGREEMENTS HEREIN, THE TWO PARTIES AGREE AS FOLLOWS:

I.	OBJECT AND STRUCTURE OF THE CONTRACT

a.	The object of this contract is that the Supplier shall supply, all the contracted items (Materials and/ or services as described by Appendix A “Items Description and Specification”) that perform in accordance with the requirements stipulated in the contract (including all appendices that form an integral part of this contract). And the GoE accepts to buy in conformity with the conditions of the contract, the contracted items at the Firm Fixed Price agreed to in the Article II, “Price”, of which full price details are specified in Appendix B “Price Structure of the Contract”.

b.	Under this contract, the Supplier shall be solely responsible for meeting the requirements specified in this contract.

c.	The GoE reserves the right to purchase on the same terms, conditions, and prices stated herein, additional quantities of up to one hundred percent (100%) of any or each item specified by this contract, providing that the additional quantities of each item are ordered with the Supplier prior to the completion of the Contract.

d.	The GoE also reserves the right within 10 years from the date of signing this contract, to purchase under the same terms and conditions the spare parts covered by this contract and at a price negotiated on the date of the new order.

II.	PRICE

a.	This is a Firm Fixed Price contract.

b.	The total price agreed upon is $3,287,323.08 USD only. The price of the Contract is for the supply and delivery to the GoE of the items contracted for as indicated in this contract. It is agreed that the above price includes the following:

1.	Price of the items (materials/ services) contracted for, specified in Appendix A.

2.	Any other charges and expenses incidental to the performance of this contract, and

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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3.	Any and all royalties and/or license fees or payments, if any, which may be or became due on the inclusion of any patented, copyrighted, trade secrets or other proprietary materials, designs, inventions or information ………..etc.

c.	In return for this price, the Supplier assumes all cost and schedule risks for delivering the materials/ services associated with this contract in accordance with the requirements agreed to in this contract, including all Appendices.

d.	contractor certifies that the contract price, including subcontracts awarded thereunder does not include any direct or indirect costs of sales, commissions to assure the conclusion of the sale of any equipment or material called for in this contract. if it is proven that, at any time, the contractor has paid any amount to any party as sales commission or fees to conclude the contract, the GOE reserves the right to reduce the total value of this contract, or to deduct from the deserved money the same amount as that paid as the sale commission or fees and may be terminate this contract immediately according to article (termination of the contract for default)

e.	Supplier certifies that the contract price, including subcontracts awarded thereunder, does not include any Non-Recurring Cost Charges.

III.	TAXES AND DUTIES

a.	All taxes, duties, and charges outside the geographical borders of EGYPT, to which the Supplier becomes liable in connection with the execution of this contract shall be the sole responsibility of the Supplier, and shall be borne entirely by the Supplier.

b.	All taxes, duties, and charges within the geographical borders of EGYPT, to which the Supplier becomes liable in connection with the materials and services delivered under this contract shall be the sole responsibility of the GoE, and shall be borne entirely by the GoE.

c.	Banking fees and charges or commissions connected with confirmation/ indorsing of the Letter of Credit/ Letter of Guarantee for Performance, or any request for validity extension thereof shall be borne by the Supplier. As an exception, the GoE shall bear the banking fees for opening the L/C.

d.	The Supplier warrants that all supplies for which duty-free entry is to be claimed are intended to be delivered to the GoE or incorporated into the end items to be delivered under this contract, and that duty shall be paid to the extent that these supplies, or any portion of them, are diverted to non-GoE use, other than scrap or salvage.

IV.	GUARANTEE DEPOSITS

a.	All Letters of Guarantee (L/Gs) established for the purpose of this contract shall be unconditional, written in English, be of the same currency as of the contract, and shall be issued by a first class bank which is chartered and doing business in Egypt. If the Supplier elects to issue the L/Gs by a bank in his country, the Supplier shall have them endorsed by a first-class bank, which is chartered and doing business in Egypt.

b.	Performance Guarantee (LGP)

1.	As security for the due execution of the Contract, the Supplier shall deposit to the GoE, within 21 calendar days from the contract signature, a Letter of Guarantee for

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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Performance in the form presented in Appendix F, [Form Letter of Guarantee for Performance (LGP)]. The amount of the LGP shall be equal to 10% of the price of the Contract identified in Article II [Price].

2.	The LGP shall be held and maintained at its full amount by the GoE, subject to conditions and stipulations of the contract, as pecuniary guarantee for the due execution and proper performance of the Contract, and for the recovery of over payment and of any penalties and damage, associated with the performance of the Contract, to which the Supplier may become liable.

3.	The LGP will expire on the same date that the warranty for the items delivered under the Contract expires in accordance with the provisions set forth in Article XIV [Warranty].

4.	In the event of delays in performance or the filing of claims by either party, the GoE shall have the right to extend the period of validity of the LGP by a period(s) equal to the period(s) of the delay in performance or until the claims are resolved. The GoE’s right to extend the period of validity shall be enforceable by the sole fact that the delay in performance occurred, or that a claim has been filed and without prior notification to the Supplier or other formalities or recourse to judicial proceedings.

5.	Upon expiration of the LGP, both parties agree that each party has completed all responsibilities in accordance with the requirements of this contract and that no claims will be brought against the other party to this contract after the date of the expiration of the said LGP. Upon expiration, the GoE will return LGP to the issuing bank.

6.	If at any time, prior to the expiration of the LGP, any sum is reduced (drawn down) from the guarantee deposit by the GoE due to Supplier non-performance in accordance with the conditions of this contract, the Supplier shall, within 15 calendar days of receipt of written demand from the GoE, increase the guarantee to its full amount.

V.	DELIVERY TERMS:

a.	All deliverable items shall be delivered DAP, Cairo, Egypt, via Air Freight (Cairo Airport), according to ICC INCOTERMS 2010.

VI.	PAYMENT

Payment of the total price shall be made in accordance with the terms of payment agreed upon between the Supplier and the GoE as expressed in appendix H “Payment Terms”.

VII.	TRANSFER OF CONTRACT

a.	The Supplier shall not, without the written consent of the GoE, transfer this contract, in whole or in part, to any third party. However, the Supplier retains the complete right to purchase any part or portion form his duly designated sub-Supplier(s) on his account.

b.	The contract, or any sum due on account of this contract, may only be transferred through formal contract amendment, which must be signed by the two parties prior to becoming effective. Violation of this condition will give the GoE the right to cancel the contract by a simple notice, provided to the Supplier by registered letter and without further formalities.

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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VIII.	QUALITY CONTROL, INSPECTION, TESTS AND ACCEPTANCE

a.	QUALITY CONTROL:

1.	The Supplier, and all subcontractors, shall adhere to all quality control standards for all supplies being delivered under this contract.

2.	The Supplier shall only tender for inspection those Supplies that have been produced in accordance with contractually compliant quality control procedures and have been found by the Supplier to be in conformity with the contract requirements.

b.	INSPECTION

1.	For all supplies, the Supplier shall submit a Certificate of Conformance (CoC) in accordance with appendix “J” with all his documents supporting any request for payment.

2.	The Supplier shall inspect, on his own responsibility and expenses, all the contracted items before delivering them to the GoE. The Supplier, further, certifies that he shall reject any item that does not fully comply with the contract specification.

3.	The Government has the right to perform inspections to ascertain Supplier’s compliance with the Contract requirements.

4.	Inspection of the contracted supplies shall be made by inspectors designated by the GoE and shall start, for each consignment, within 60-63 calendar days from the date of receiving the Supplier’s notification to the GoE stating that all (or part if partial shipment is allowed) of the contracted supplies are ready for inspection.

5.	If the GoE’s designated inspectors did not show up in the Supplier’s premises on the 63rd day, from the date of receiving the Supplier’s notification, the Supplier shall have the right to inspect (using the same procedures indicated in Appendix (O) “Acceptance Test Procedures” and dispatch the contracted supplies (ready for inspection), to the designated freight forwarder, on his own responsibility and without participation from the GoE’s side.

6.	The Supplier’s right to dispatch the Supplies, as indicated by paragraph 5 above, does not relieve him of the responsibility to correct any defects (shortage in delivery- deficiencies in specification-…etc.) discovered with the Supplies after being receipt on site.

7.	Inspection shall be made on the charge of the Supplier in his factory. The Supplier shall provide at his own expense all facilities, tools, and technical assistance necessary for the inspection and tests, and will provide administrative support in the form of office space, internal communications, and transportation from the point of the inspectors lodging to the inspection site and return. Inspectors will be granted full access to proceed to any place where the materials contracted for are manufactured and inspected.

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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8.	Supplier shall set aside the contract items, make them well identified as duly appropriated to the contract and place them at the disposal of the inspectors

9.	The decision of the inspectors designated by the Government, concerning the results of the inspections, shall be final and binding for the Supplier, subject to the following provisions:

I.	In case the inspection and tests prove that the materials are compliant with the specifications agreed upon in this contract, the parties shall proceed in the following order:

1.	Supplier shall re-pack the items that were used as inspection samples (unless it is usual for the particular trade to send the goods of the contract description unpacked), seal and appropriately mark the packages of the whole consignment in accordance with Appendix C “Shipping and Marking”.

2.	The inspectors, designated by the Government, shall submit to the Supplier a certificate for material acceptance (CoMA), as indicated by Appendix “K”.

II.	In case the inspection proves that the goods inspected, in whole or in part, are not in conformity with the contract specifications, the parties shall proceed in the following order:

1.	The inspectors, designated by the Government, shall submit to the Supplier a certificate of material rejection (CoMR), as indicated by Appendix “L”.

2.	The Supplier undertakes to replace any rejected material and presents the item(s) for re-inspection.

3.	Regardless of the quantity inspected and found not in conformity with the contract specification, the GoE shall have the right to re-inspect 100% of the quantity of Contract Line Items listed in the CoMR. Re-inspection shall take place in the EGYPT.

4.	In no event shall the GoE accept any material that have been rejected by its designated inspectors. The Supplier neither shall invoice nor be paid for items listed in the CoMR unless they are re-inspected in the EGYPT and found in conformity with the contract specification.

10.	In no event shall the GoE be responsible for any extension or delays in the scheduled deliveries or periods of performance of this contract that result, directly or indirectly, from the GoE rejection on the grounds on non-compliance with contract requirements. The Supplier’s obligations to correct and present the rejected items for re-inspection shall not result in any adjustment to the delivery schedule, period of performance, or increase contract price as a result of the correction of non-compliant items.

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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11.	Immediately after inspection, packing and marking, Supplier shall take the necessary action to ship the accepted goods to the Government’s Freight Forwarder.

C For the purposes of this contract, supplies/ goods/ materials are synonyms to contracted items as indicated in Appendices “A” and “B” and include, but are not limited to, raw materials, components and end products.

c.	ACCEPTANCE

1-	All acceptance tests shall be performed in accordance with GoE approved test procedures.

2-	The documents required to prove acceptance shall be:

III.	Certificate of material acceptance (CoMA) as per appendix “K” (in case of GoE participation in the inspection process), OR

IV.	A letter from the GoE to declare its non-participation in the inspection process (as per appendix “P”) and a Certificate of Conformance (CoC) in accordance with Appendix “J” (in case of GoE non-participation in the inspection process).

3-	The COMA and/ or CoC, when signed by the GoE or the Supplier, constitutes acceptance of the inspected items, but does not relieve the Supplier of the responsibility to correct any defects or deficiencies discovered with the delivered items throughout the period of contract performance including the warranty period of the Contract in accordance with Article XIV “Warranty”.

4-	Items received shall be deemed quantitatively accepted if six (6) months have passed form the date of receipt without filing any shortage in delivery claim.

5-	Items received shall be deemed qualitatively accepted if twelve (12) months have passed form the date of receipt without filing any warrantee claim.

IX.	PACKAGING AND DELIVERY

The term (DAP) as used in this article, means Delivered at Place (named place of destination). Seller is responsible for delivery to named place, risk passes when the goods are delivered to the named place, as identified by the ICC INCOTERMS 2010.

a.	All deliveries shall be consigned to the GoE Armament Authority.

b.	All items will be packed in accordance with Standard Practice for Commercial Packaging and every package will be stenciled on front and back in accordance with instructions provided in appendix C.

c.	Delivery period shall be within ….10 months from the contract effective date of this contract.

d.	Partial delivery is allowed. Early delivery is allowed.

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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X.	TRAINING AND TECHNICAL ASSISTANCE

The Supplier shall provide training and technical assistance support in Concord, Massachusetts in accordance with requirements outlined in Appendix “N” (Training and Technical Assistance).

XI.	DELAY IN PERFORMANCE AND PENALTY FOR DELAY

a.	In the event of delays in delivery, as specified in the contract, the GoE shall have the right to deduct from the LGP a sum equal to one percent (1%) of the values of the materials not delivered for every week, or portion thereof, of delay. The total amount deducted shall not exceed four percent (4%). Such penalty shall be enforceable by the sole fact that the delay occurred and without prior notification to the Supplier or other formalities or recourse to judicial proceeding.

b.	Notwithstanding, if these delays are in excess of two (2) months, and the delay was not a direct result of Force Majeure, the GoE reserves the right to terminate the contract in accordance with the terms outline in article XIII, “Termination of the Contract”.

c.	If the Supplier proves to the satisfaction of the GoE that the whole or part of the delay arose from Force Majeure, and could not be foreseen at the time of contract signature, the GoE shall limit the penalties to the portion of the delayed supplies which the Force Majeure was not the direct cause of its delay.

XII.	FORCE MAJEURE

a.	Neither party to this Contract shall be responsible for nor deemed to be in default under this contract on account of any failure or delay in performance under the contract due to Force Majeure which are causes beyond either party’s reasonable control including, but not limited to, the following:

I.	States of strike, riot, revolution, political strife, war or warlike operation.

II.	Extraordinary natural events such as weather condition prohibiting work, typhoons, earthquakes, fires, or floods.

III.	Acts of Government including requirements arising from any laws, rules, affected subsequent to the effective date of this Contract and directly affecting the Contract.

b.	Both parties shall continue performance of the remaining obligations hereunder. The party delayed shall use its best efforts to avoid or remove the cause of the failure or delay and to minimize its effect as quickly as possible. Notification shall be provided to the other party at the beginning date and ending date of Force Majeure.

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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c.	In case of Force Majeure The party that experiences a failure or delay as a result of Force Majeure, shall promptly notify the other party of such failure or delay along with reasonable substantiation thereof, including if applicable, a certification from an agency or agencies of the Government.

d.	Denial of granting an export license shall not be considered a Force Majeure.

e.	Failure of the supplier to deliver any line items, or portions thereof, due to unavailability shall not be considered a Force Majeure.

XIII.	TERMINATION OF THE CONTRACT.

a.	In addition to any other rights and remedies provided by law or under this contract, the GoE may, by written notice of default to the Supplier, terminate this contract if:

1.	The Supplier fails to deliver the supplies within the time specified in this contract;

2.	The Supplier fails to comply with any of the provisions of this contract.

3.	If the effect of Force Majeure event continues for a period of sixty (60) calendar days (or any extension thereof, if authorized by the GoE ) and an amendment cannot be reached or is not appropriate due to a continuing hazardous condition.

b.	The GoE’s right to terminate this contract under subdivisions 1 and 2 above, may be exercised if the Supplier does not cure such failure within 30 days (or more if authorized in writing by the GoE).

c.	The GoE shall be entitled to confiscate performance Guarantee and advance payment Guarantee (not yet expired as of the date of the GoE termination letter), in their entirety.

d.	If the Contract is terminated under subdivision 3 above (Termination for Force Majeure), the GoE shall be entitled to confiscate the advance payment Guarantee, not yet expired as of the date of the GoE termination letter.

e.	GoE confiscation of the performance guaranty shall be enforceable by the sole fact that the termination letter was sent by the GoE and without any other notification to the Supplier or other formalities or Supplier recourse to judicial proceeding. .

f.	This termination will be affected Registered letter, facsimile, or telex sent to the Supplier and without need to legal, judicial, or other formalities will affect this termination.

g.	The GoE shall pay contract price for completed supplies delivered and accepted

h.	The rights and remedies of the GoE in this clause are in addition to any other rights and remedies provided by Egyptian law or under this contract.

i.	The GoE may acquire, under the terms and in the manner the GoE considers appropriate, supplies or services similar to those terminated, from any other country or Supplier, and the Supplier (the Seller) will be liable to the GoE for any excess costs for those supplies or services.

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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XIV.	WARRANTY

a.	The Supplier warrants that, the items delivered and accepted under this contract will be free from any defect in workmanship and/or materials. The Supplier is liable under this warranty to correct, replace or repair such defects for a period of 12 months after the date of final delivery of accepted supplies.

b.	For the items that must be repaired outside of Egypt, the Supplier shall provide, on his own responsibility and expense; the packing, inspection and labor involved in the return of the item(s) to his repair facility, and pay transportation costs DAP to return those items back to Egypt after repair/ replacement.

c.	The warranty period of 12 months shall commence for repaired/ replaced items beginning from the date of receiving it by the GoE at the DAP (Cairo airport) destination after repair/ replacement.

d.	Other than the express warranty stated above, there should be no expressed or implied standards, guarantees, or warranties.

XV. NEW MATERIAL:

a.	“Material” as used in this clause, includes, but is not limited to, raw material, parts, items, components, and equipment. “New”, as used in this clause, means previously unused and composed of previously unused materials.

b.	The Supplier warrants to deliver products under this contract that are new and are manufactured during the same year of contract signature or later.

XVI. ORIGIN OF EQUIPMENT

The Supplier warrants that the materials and services delivered to the GoE under this contract are of the United States origin and Slovakia.

XVII. CONTRACT CHANGES

a.	When the GoE and the Supplier agree to make changes to the requirements established in this contract, the two parties should sign an amendment(s) to this Contract

b.	Only the Armament Authority and the Supplier’s duly authorized representatives are empowered to agree to amendment(s) to this Contract.

c.	The two parties shall not be obligated in any manner for performance of changes in the requirements of this contract prior to the effective date of the associated amendment.

d.	Except for changes identified as amendment(s) and signed by the two parties, the Supplier shall disregard any actions, inaction, and written or oral communications with anybody that the Supplier regards as a change to the contract terms and/or conditions.

XVIII.	EXPORT LICENSE

a.	Under this contract it is the obligation of the Supplier to provide for an exportable system that complies with all requirements of this contract. If the Supplier fails to provide export license within 120 calendar days from contract signature, the GoE shall have the right to terminate the Contract in accordance with Article “XIII” (Termination of the Contract).

b.	Supplier shall notify the GoE of date of Export License receipt.

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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XIX.	DISPUTES AND ARBITRATION

a.	It is the intention of the parties to resolve all grievances and disputes in an amicable manner by conference and negotiation.

b.	A party claiming a grievance shall notify the other party in writing setting forth the details of the grievance(s) and both parties shall within ten (10) working days thereafter convene a settlement conference at a site selected by the party against whom the grievance claim is made and shall in good faith attempt to resolve the matter. If the parties are unable to resolve the grievance at such settlement conference within seven (7) working days, or such additional time as mutually agreed upon, then the party claiming the grievance may initiate arbitration proceedings in accordance with the procedures defined below.

c.	Any dispute or difference arising from this Contract, which is not first resolved pursuant to 1ST , 2ND paragraph above shall be referred to and decided by a court of arbitration. The court of arbitration shall be composed of three arbitrators, one to be appointed by the GoE, one to be appointed by the Contractor, and a third one to be appointed by the two parties jointly, or in case no agreement between them would be reached upon this nomination within sixty (60) days after the appointment of the two arbitrators, the third arbitrator will be appointed by Cairo Regional Center for International Commercial Arbitration. In any event, the third arbitrator shall be neither of GoE nationality nor of the Contractor’s nationality.

d.	The party requesting arbitration shall notify the other party of his intention by registered letter with indication of his claims and the name and address of his arbitrator. If the other party has not appointed and forwarded the name and address of his arbitrator to the first mentioned party within thirty (30) days of receipt of the notice, such arbitrator shall be appointed by the President of Cairo Regional Center for International Commercial Arbitration. The same procedure shall apply when an arbitrator fails, without excuse acceptable to the other arbitrators, to attend two successive meetings.

e.	Each party may replace the arbitrator appointed by him or on his behalf provided that no matter shall be pending before the court at the time of such replacement. Each party shall replace within thirty (30) days the arbitrator appointed by him or on his behalf in case of death or resignation.

f.	It is furthermore understood that both parties irrevocably agree to apply the Egyptian laws of arbitration and to choose Cairo Regional Center for International Commercial Arbitration as the seat of court of arbitration.

g.	The applicable law on the contract is the Egyptian laws .

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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h.	The court shall make its decision by a vote of majority. Each party shall bear the expenses and fees of the arbitrator appointed by him and the court of arbitration shall determine the division of the remaining costs between the two parties.

i.	The court shall make its decision by a vote of majority. Each party shall bear the expenses and fees of the arbitrator appointed by him and the court of arbitration shall determine the division of the remaining costs between the two parties. The cost of the arbitration proceedings shall be borne by the losing party. If neither party is 100% at fault, the cost of the arbitration proceedings shall be allocated to the parties according to the percentage of fault. Any other arbitration procedures to be followed shall be determined by the arbitrators. The decision of said court shall be final and binding and cannot be made subject to any appeal or other recourse.

j.	court of arbitration shall determine the division of the remaining costs between the two parties.

XX.	LANGUAGE

a.	All correspondence, reports, data, notices, or communications passing between the parties pertaining to the Contract shall be in the English language.

b.	All hazards / warning signs designated by language, shall be in both English and Arabic. All hazard / warning signs designated by symbols shall use the standard internationally accepted symbol form.

c.	This Contract is drawn up in the English Language only. In case of any dispute arising from an alleged difference in meaning between any translation of this Contract and the English text, the English text shall prevail.

XXI.	SECURITY

a.	All data provided by either party to the other shall be handled in accordance with established security procedures as outlined and used by the corresponding Department of Defense.

b.	The level of classification of data assigned by the GOE shall be handled in accordance with the equivalent security classification given to the Supplier’s Ministry/ Department of Defense classified data.

c.	The Supplier shall take all steps to protect all GoE classified material/ data provided to its sub-contractors.

d.	The Supplier shall not transfer any data contained in this agreement or communicated between the two parties to the media, the press or to any third party except to his Government for official reasons.

e.	In the event of termination of the Contract, the Supplier shall retain responsible to protect all classified data under its possession until the material can be appropriately transferred to the GoE, or under approval of the GoE it may be destroyed. Furthermore, the Supplier shall be responsible for any security violations of its employees even after termination of the Contract, for up to (5) five years after the termination is effective.

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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XXII.	EFFECTIVE DATE

a.	The Contract shall become effective upon sequential completion of all the items listed below:

1.	Signature of the Contract by the two parties.

2.	Approval of the Egyptian Government.

3.	Establishment of Supplier’s Letter of Guarantee for Performance (Appendix F);

4.	Opening the Letter of Credit (L/C) in the name of the Supplier.

5.	Receipt by the Supplier of the advance payment (if any).

b.	This contract shall not be considered final and shall not be contractually binding to the GoE until such time has occurred, that all the above events have been completed and the Contract has become effective.

c.	The Supplier shall confirm the actual effective date of the Contract by registered letter/ Fax to the GoE within seven (7) calendar days of occurrence of the last event. Failure by the Supplier to confirm the effective date of the Contract as mentioned above would not alter the fact that the effective date shall be the date of the last event as indicated above.

XXIII.	DOMICILE AND NOTICES

a.	As to the performance of this contract, the GoE is domiciled at:

1. ADDRESS: EGYPTIAN ARMAMENT AUTHORITY , KOBRY EL KOBBA, CAIRO, EGYPT.
2. TELEPHONE:	011-202-403-7084, AND 011-202-415-6407.
3. FAX:	011-202-403-7197, AND 011-202- 403-7095.

b	The Egyptian Procuremernt Office in Washington, DC, operates as the focal point for the GoE in USA. It is domiciled at:

ADDRESS: Egyptian Procurement Office

5500 16th Street NW, Washington, DC 20011

TELEPHONE:N 202-726-8006/8007/8008, FAX: 202 829 4909

:

c.	The Contractor is domiciled at:

1.	ADDRESS: Technical Communications Corporation,

100 Domino Drive, Concord, MA 01742-2892 U.S.A.

2.	TELEPHONE: 1-978-287-5100

3.	FAX: 1-978-371-1280

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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d.	In case of change of domicile of either party, the one who changes his address shall notify the other party by registered letter, of the new address within five (5) business days of its effective date. If not, all correspondence sent to the domicile address as listed in this Article is considered to be correctly directed.

e.	This contract was issued in four original and three copies for the GoE and one original for Contractor.

f.	All documents relating to this contract including specifications, plans, invoices, bills, formal letters and notices, etc., which the Contractor will send to the GoE shall always include the complete contract number.

XXIV.	CONTENTS OF THE CONTRACT AND ORDER OF PRECEDENCE

a.	This complete contract consists of 24 Articles (I, …XXIV) and 16 Appendices (A,…P).

b.	The contract documents is arranged in the following descending order of precedence. Any inconsistencies in these documents shall be resolved by giving precedence in the following order:

4.	CONTRACT ARTICLES.

5.	CONTRACT APPENDICES.

FOR THE GOE:	FOR THE SUPPLIER

/s/ Ahmed Izamal Basuony	/s/ Mohamed Hany Aly El Shamy
Signature	Signature

Ahmed Izamal Basuony	Mohamed Hany Aly Fahmy ElShamy
Name	Name

B.S.
Rank / Title	Rank / Title

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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Appendix A : ITEMS DESCRIPTION AND SPECIFICATIONS

The following table indicates the full description and specifications of each and every CLIN, whether material or service, contained in Appendix “B” (Price Structure of the Contract)
CLIN[1]	Origin of Equipment	DESCRIPTION
001	USA Except Pwr Supply-Slovakia,***	DSD 72A-SP (Includes all common items Power Supply, Keypad, Screen, Power Cable, Harness Cable, etc), 18-52VDC

002	USA	ARECAL 1 Crypto Bd for E1-D1-E2

003	USA	CPU Card ARECAL 1 For (E1 or D1, or E2, or E3 Interface Card)

004	USA	Radio Interface Cable to RL421 (3M)

005	USA	Mux Connector Kit

006	USA	Radio Connector Kit

007	USA	Bypass Adapter for DSD 72A-SP

008	USA	Open End Mux Cable with L5

009	USA	Upgrade with software for FPGA , procedure, and tools for existing E3 Crypto Processor Card (256) conversion from Arecal II Algorithm to ARECAL 1 Algorithm

[1]	CLIN = Contract Line Item Number

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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The following table indicates the full description and specifications of each and every CLIN, whether material or service, contained in Appendix “B” (Price Structure of the Contract)
CLIN[1]	Origin of Equipment	DESCRIPTION
010	USA	Upgrade Kit for ATI Interface Include New ATI Interface Card.

011	USA	KFD 800 Key Fill De vice

012	USA	Smart Module

013	USA	Crypto Processor Upgrade Training (3 officers, 2 weeks)

014	USA	Inspection (2 officers, 12 day)

015	USA	Packing and Shipping

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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Appendix B : PRICE STRUCTURE OF THE CONTRACT

CLIN[2]	Nomenclature	QTY	Unit Price $	Total Price $
001	DSD 72A-SP (Includes all common items Power Supply, Keypad, Screen, Power Cable, Harness Cable, etc), 18-52VDC	***	********	**********

002	ARECAL 1 Crypto Bd for E1-D1-E2	***	********	**********

003	CPU Card ARECAL 1 For (E1 or D1, or E2, or E3 Interface Card)	***	********	**********

004	Radio Interface Cable to RL421 (3M)	***	********	**********

005	Mux Connector Kit	***	********	**********

006	Radio Connector Kit	***	********	**********

007	Bypass Adapter for DSD 72A-SP	***	********	**********

008	Open End Mux Cable with L5	***	********	**********

009	Upgrade with software for FPGA, procedure, and tools for existing E3 Crypto Processor Card (256) conversion from ARECAL II Algorithm to ARECAL 1 Algorithm	***	********	**********

010	Upgrade Kit for ATI Interface Include New ATI Interface Card.	***	********	**********

011	KFD 800 Key Fill De vice	***	********	**********

012	Smart Module	***	********	**********

013	Crypto Processor Upgrade Training (3 officers, 2 weeks)	***	********	**********

014	Inspection (2 officers, 12 day)	***	********	**********

015	Packing and Shipping	***	********	**********

Notes:

CLIN 013 - Supplier will pay for all living expenses, (full accommodation, local transportation, per day allowance).

CLIN 014 - All cost of inspection will be borne by the Government of Egypt.

[2]	CLIN = Contract Line Item Number

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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Appendix C : SHIPPING AND MARKING

•	The goods in will be packed by the Contractor. Every package will be stenciled on two sides by the following information in English:	•	The other two sides will be stenciled as follows:

CONTRACT NUMBER: NUMBER OF CASES: CASE NO: NET WT: ARMAMENT AUTHORITY EGYPT

1.	All shipments shall be consigned to the GoE Armament Authority.

2.	All items shall be packed in accordance with Standard Practice for Commercial Packaging and every package will be stenciled on front and back in accordance with instructions provided above.

3.	The Contractor undertakes to apply for country export license, if required.

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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Appendix D : NOTICE OF AVAILABILITY3

TO:	[4]
FAX NO.:
ATTN.:

CONTRACTOR:

ADDRESS:

FROM (PoC):	(Contractor’s Point of Contact)

PHONE:	EXT.:	FACSIMILE:

[3]	All above information must be thoroughly edited in English language and in a very clear letters
[4]	NoA must be forwarded to the persons indicated in Appendix “C”

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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CONTRACT NO.:

N.O.A. NUMBER:	N.O.A. DATE:

DELIVER TERM:

INVOICE INFORMATION:

INVOICE NO.:	INVOICE DATE:

OVERHAUL PACKED DIMENSIONS: (length x width x height):[5] m3

TOTAL VOLUME:	TOTAL WEIGHT:

TOTAL NO. OF PIECES:
DELIVERY TERMS:
TOTAL VALUE:[6]

INFORMATION FROM THE LETTER OF CREDIT:

SHIPMENT NOT LATER THAN:

LAST DATE FOR PRESENTATION OF DOCUMENTS:

SPECIAL HANDLING REQUIREMENTS (IF ANY):

HAZARDOUS INFORMATION (IF ANY):

[5]	Dimensions should be in meters. If there are more than one package, detailed information should be provided for each in a separate sheet: (length x width x height)
[6]	Value of goods as indicated in the commercial invoice must be indicated.

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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Appendix E : CERTIFICATE OF RECEIPT7

This certifies that the following shipment and invoice has been received by the GoE’s representative

CONTRACT #:

TERMS OF DELIVERY:

INVOICE NUMBER:

INVOICE DATE:

DATE RECEIVED:

PIECES8:

WEIGHT:

VALUE:

COMMENTS: please indicate any damage identified to have resulted during inland transportation, also note any discrepancies between number of items received and the number identified on the notice of availability.

The GoE representative

SIGNATURE:

NAME AND TITLE:

[7]	This certificate must be signed in three originals, one for the Contractor and two for the GoE
[8]	Please note that sealed boxes are not opened and Contractors count is used.

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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Appendix F :	FORM LETTER OF GUARANTEE FOR PERFORMANCE (LGP)

To:	The Government of the Arab Republic of Egypt

Represented by the Armament Authority

Kobry El-Kobba

Cairo, Egypt

In consideration of the Contract No. CAIRO/N/AM/Technical Communications Corp./2014/19 between the Armament Authority, hereinafter called the GoE, and Technical Communications Corporation, hereinafter called the Contractor, and in further consideration of Article IV, [Guarantee Deposits] of the said contract, stipulating that a Letter of Guarantee for Performance (LGP), which represents ten (10%) percent of the total price of the contract, shall be deposited by the Contractor within 21 days from signing this contract.

We the undersigned hereby guarantee, as a direct responsibility for our own debit, the due fulfillment by the Contractor of the stipulations of the contract, provided nevertheless the total amount of our responsibility under this guarantee is limited to and shall not exceed the amount of $328,732.40 (three hundred twenty eight thousand, seven hundred thirty two dollars and forty cents).

This guarantee shall be free of interest and payable in cash, in whole or in part at the Government’s first demand, not withstanding any contestation by the Supplier or by ourselves or by any other part.

This LGP will cease to be in force upon presentation to us of a statement purportedly signed by an authorized representative of the GoE, stating that:

“All efforts required in accordance with the Article XIV [Warranty] of contract number CAIRO/N/AM/Technical Communications Corp./2014/19 have been completely carried out to the satisfaction of the GoE in accordance with the terms contained in this contract. As such, we request that this LGP cease to be in force. Attached please find the LGP, which is being returned to you for cancellation.”

N.B.

1.	This guarantee must be provided in the original and three copies and sent directly to the Armament Authority, Kobry El Kobba, Cairo, A.R.E.

2.	This Appendix is to be signed now in order to confirm that LGP will be issued in accordance to this form.

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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Appendix G :	FORM LETTER OF GUARANTEE FOR ADVANCE PAYMENT (LGAP) (N/A)

To:	The Government of the Arab Republic of Egypt

Represented by the Armament Authority

Kobry El-Kobba

Cairo, Egypt

In consideration of the Contract No.                                          between the Armament Authority, hereinafter called the GoE, and                     , hereinafter called the Contractor. And in further consideration of Article IV, [Guarantee Deposits] and Article VI, [Payment] of the said contract, stipulating that an amount equivalent to (    %) of the Contract shall be paid in advance to Contractor, we hereby undertake to hold at the disposal of the GoE, the sum of                      representing percent (    %) of the total value of the contract as guarantee for the advance payment.

This guarantee shall be free of interest and payable in cash, in whole or in part at the Government’s first demand, not withstanding any contestation by the Supplier or by ourselves or by any other part.

This letter of guarantee will ceases to be in force six (6) months after the final acceptance of the Contract has been completely carried out to the satisfaction of the Government in accordance with the terms contained in this contract. In the same time, this letter of guarantee will be returned to the bank for cancellation.

N.B.

1.	This guarantee must be provided in original and three copies and sent directly to the Armament Authority, Kobry El-Kobba, Cairo, A.R.E.

2.	This appendix is to be signed now in order to confirm that the Letter of Guarantee will be issued in accordance to this form.

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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Appendix H : PAYMENT TERMS

1)	The Contract price shall be paid by opening an irrevocable letter of credit (L/C) by the GoE in favor of the Contractor in an initial amount equal to **********, which represents Ten percent (***%) of the contract price, the L/C shall increase in 1st August, 2014 with the amount of **********, which represents ***% of the contract and the L/C shall increase in 1st August 2015 with an amount of $**********, which represent ***%. The above mentioned initial amount shall be deposited within 21 calendar days after receipt and acceptance by the GoE of the letter of guarantee.

2)	The aforementioned (L/C) shall be issued by a first class bank in Egypt, and shall be advised by an advising bank in the Contractor’s country.

3)	If the Contractor wishes to have the (L/C) confirmed by a bank in his country, all commissions, fees and charges associated with the confirming bank shall be born entirely by the Contractor.

4)	Validity of L/C 10 months for delivery plus 1 month for payment (total 11 months).

5)	Prolongation costs of L/C shall be borne by the party who is responsible for the prolongation.

•	Payment (100%) of each invoice. The documents required for supporting payment are as follows:[9]

1-	The original and four copies of the invoice in the name of the consignee.

2-	Packing list in duplicate signed by the Contractor and stating that the goods are packed in accordance with the instructions provided in Appendix C.

3-	Certificate of receipt signed by the GOE representative

4-	Certificate of Conformance “CoC” (Appendix “J”) from the Contractor as required in Article VIII [Quality Control, Inspection, Tests and Acceptance];

5-	Certificate of Material Acceptance (Appendix “K”), OR Form Notification of GoE Non-Participation in Inspection (Appendix “P”)

6-	Contractor’s Certificate of Origin stating that the items contracted for are manufactured in the USA and Slovakia endorsed by the local Chamber of Commerce and legalized by the Egyptian authorities in the Contractor’s country.

7-	Statement by the Contractor that the LGP is valid at least six (6) months after the date of submission of documents to the bank.

•	The supplier will send by airmail two additional copies from the above mentioned document upon shipment; one to the Egyptian Armament Authority and the other to the EPO.

[9]	Invoices will totally be equal to 100% of CLINs required for payment. The bank will only pay the net invoice value, which will equal to the total invoice value minus the percent already paid in advance.

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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Appendix I : PAYMENT SCHEDULE

The Contractor shall only be paid for efforts completed and documented in compliance with the terms and conditions of this contract, including all articles, appendices and attachments.

Payment Summary Table

ACTIVITY/ CLIN	% of Contract Price		Value to be Paid	Documents to be submitted evidencing the contractor’s right to be paid
001	***	%	**********	TCC Invoice
002	***	%	**********	TCC Invoice
003	***	%	**********	TCC Invoice
004	***	%	**********	TCC Invoice
005	***	%	**********	TCC Invoice
006	***	%	**********	TCC Invoice
007	***	%	**********	TCC Invoice
008	***	%	**********	TCC Invoice
009	***	%	**********	TCC Invoice
010	***	%	**********	TCC Invoice
011	***	%	**********	TCC Invoice
012	***	%	**********	TCC Invoice
013	***	%	**********	TCC Invoice
014	***	%	**********	TCC Invoice
015	***	%	**********	TCC Invoice
	100%		$3,287,323.08

Payment Details

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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Appendix J : CERTIFICATE OF CONFORMANCE (CoC)

CONTRACTOR’S LETTER

HEAD

Reference:

Invoice Number:

Invoice Date:

Amounting To:

Contract No:

For Supplying:

We, the Contractor, hereby guarantee:

That all raw materials, components, intermediate assemblies, end products and lots of supplies pertaining to the above mentioned invoice have been manufactured in accordance with the quality standards and specifications applied to this contract and the performance of the said items is compliant with all performance specifications of this contract.

That all raw materials, components, intermediate assemblies, end products and lots of supplies are new as required by Article XV [New Material] of the said contract.

That we inspected all items before being shipped in accordance with the acceptance test procedures indicated in attachment “d” of this contract.

FOR THE CONTRACTOR

DATE:

N.B.

This appendix is to be signed now in order to confirm that you Egypt to issue the inspection certificate, in due course, as the form shown here, and on your own letter head.

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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Appendix K : CERTIFICATE OF MATERIAL ACCEPTANCE (CoMA)

MATERIAL ACCEPTANCE CERTIFICATE
CONTRACT ITEM NO	PART NUMBER	DESCRIPTION	QTY

This certifies that the material listed above has been inspected by us and found to be in conformity with the specification of the contracted material and is ready for shipment to Egypt.

As a duly authorized agent of the Contractor, I confirm that the above information is accurate and correct.	As an authorized agent of the Government of Egypt, I confirm that the above information is accurate and correct.

Signature	Signature

Title	Title

Date:	Date:

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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Appendix L : CERTIFICATE OF MATERIAL REJECTION (CoMR)

MATERIAL REJECTION CERTIFICATE
CLIN	PART NUMBER	DEVIATION FROM CONTRACT SPECIFICATION	QTY Rejected

This certifies that the material listed above has been inspected by us and found NOT in conformity with the specification of the contracted material.

As a duly authorized agent of the Contractor, I confirm that the above information is accurate and correct. Furthermore, I undertake NOT to ship any of the above listed items or invoice the GoE for them unless replaced with items conform to the contract specifications.

Signature

Name:
Title

Date:

As an authorized agent of the Government of Egypt, I confirm that the above information is accurate and correct.

Signature

Name:
Title
Date:

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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Appendix M : CERTIFICATE OF SERVICE COMPLETION

Contract Number:
CLIN No:	DATE OF COMPLETION:

TYPE OF SERVICE [10]: TRAINING / TECHNICAL ASSISTANCE/ …………………………..

THIS CERTIFICATE IS TO CERTIFY THAT THE SUPPLIER HAS COMPLETED OBLIGATIONS UNDER THIS CONTRACT

As a duly authorized agent of the Supplier, I confirm that the above information is accurate and correct.	As an authorized agent of the Government of Egypt, I confirm that the above information is accurate and correct.

Signature	Signature

Title	Title

Date:	Date:

[10]	Indicate the appropriate type of service completed

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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Appendix N : TRAINING11 AND TECHNICAL ASSISTANCE12

Training is to be provided as per contract line item #16, for 3 officers, at TCC’s facility in Concord MA, for 2 weeks, at a mutually acceptable time. The Training scope will cover the operation, maintenance and installation of the DSD 72A-SP.

[11]	This Appendix must contain at least: Scope, subjects and duration of training courses, .number and skills of trainees for each course. Training price should be included in Appendix “A” in a separate CLIN.
[12]	This Appendix must contain at least: Scope, duration, and number of personnel providing the technical assistance. Price of technical assistance should be included in Appendix “A” in a separate CLIN.

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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Appendix O : ACCEPTANCE TEST13 PROCEDURES14

[13]	All testes must be identified in details, including system performance demonstration scheme.
[14]	Procedures must be very clear to avoid any misunderstanding or misinterpretation. It must include the applicable sampling standards, MIL specs., any other test standards, acceptance criteria and limits of accepted values “if any”

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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Appendix P	: FORM NOTIFICATION OF GOE NON-PARTICIPATION IN INSPECTION

To: “Company”

Address:

Attention:

Date:

Reference: Contract Number:	dated:

Dear Sir

Reference to your letter dated              in regards to your readiness to receive our inspection delegation to inspect the material contracted for by the contract number:

We hereby notify that the GOE elects not to participate in the inspection process for this specific consignment.

You have the right to inspect the items of this consignment alone using the same Acceptance Test Procedure agreed upon in the contract Appendix “M”, and provide us with a Certificate of Conformance CoC (Appendix “B”) along with your supporting documents requesting for payment.

This notification does not mean the GOE shall not participate in the following inspection for any further consignment ready for shipment.

If you have any questions please feel free to contact the Requirements Department Tel. 02- 4037084 Cairo-Egypt.

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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Sincerely

FOR THE GOE

ARMAMENT AUTHORITY

Signature

Name:

Rank:

Title:

For the GoE	For the Supplier

Publication N F S E 2012

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

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